SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): December 19, 1997


                          SILVERADO GOLD MINES LTD.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


                            British Columbia, Canada
                            ------------------------
                 (State or other jurisdiction of incorporation)


                0-12132                                 98-0045034
               --------                                 ----------
         (Commission File Number)                    (I.R.S. Employer
                                                    Identification No.)


         Suite 505, 1111 West Georgia Street
         Vancouver, British columbia, Canada                V6E 4M3
   ------------------------------------------------         --------
       (Address of principal executive offices)            (Zip code)


                                       604-689-1535
                                  ------------
              (Registrant's telephone number including area code)

Item 9. Sales of Equity Securities Pursuant to Regulation S.
        ----------------------------------------------------

     On December 19, 1997 the Company completed the sale of 1,000,000 shares of Common Stock in partial consideration for an Option Agreement between the Company and an offshore investor in a transaction intended to be exempt from registration under the Securities Act of 1933, and Regulation S promulgated thereunder.



                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 2nd day of January, 1998.


                                           SILVERADO GOLD MINES LTD.

                                           By: /s/ Garry L. Anselmo
                                           -------------------------------------
                                           Garry L. Anselmo, B.A., President,
                                           Chief Executive Officer, Principal
                                           Accounting and Financial Officer